Deposits for Business Acquisition (Tables)	12 Months Ended
Dec. 31, 2025
Deposits for Business Acquisition [Abstract]
Schedule of Deposits for Business Acquisition

Deposits for business acquisition consisted of the following:

	December 31, 2025	December 31, 2024
Deposit on potential acquisition with Sunflower (i)	$-	$18,520,126
Refundable deposit on equity investment on Guanghong Energy (ii)	8,579,886	-
Ending balance	$8,579,886	$18,520,126

(i)	On August 31, 2024, the Company made prepayments in an aggregate amount of $18,520,126 to Sunflower Energy Holding Limited (“Sunflower”) as deposits to secure potential business acquisitions and strategic investments. Such balance was fully utilized in the specific investments for the year ended December 31, 2025. As of December 31, 2025, the deposit balance with Sunflower was nil.

(ii)	On December 9, 2025, Sunflower assisted the Company to secure an investment with Hong Kong Guanghong Energy Technology Co., Ltd. (“Guanghong Energy”). Pursuant to the agreement, the Company agreed to acquire 60% to 80% of the equity interest in Guanghong Energy’s photovoltaic power generation project once Guanghong Energy establishes relevant project operating entity and obtains exclusive operating licenses subject to local regulatory approval and the Company’s internal due diligence and approval. As of December 31, 2025, the Company’s security deposit with Sunflower in the amount of $8,579,886 was transferred to Guanghong Energy as refundable security deposit for the Company’s investment. As of December 31, 2025, Guanghong Energy is in the process of incorporating the project company and obtaining the relevant regulatory licenses and approvals. The Company’s further due diligence and internal review and approval of investment decision are expected to be completed by the end of 2026.